UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B,
New York, N.Y. 10281
Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B,
New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2010

Date of reporting period:	August 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 22, 2009

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2009.

The Net Asset Value per share (“NAV”) of the Fund increased by 38.1% during the six months. The Fund’s closing market price on the New York Stock Exchange was $7.95, representing a discount of 11.27% to the NAV of $8.96. The net assets of the Fund were $190,278,636 on August 31, 2009.

The Fund’s benchmark—the Russell/ Nomura Small Cap™ Index (“R/N Small Cap Index”)—increased by 43.2% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2009, the Fund underperformed the R/N Small Cap Index by 5.1%. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 34.4% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, increased by 46.0% in U.S. dollar terms for the six months ended August 31, 2009.

The Japanese yen (“Yen”) appreciated by 5.1% against the U.S. dollar during the period.

The Portfolio

Equity holdings represented 99.4% of the Fund’s net assets at August 31, 2009. The Fund held 146 portfolio companies, of which 129 were TSE First Section stocks, three were TSE Second Section stocks, eight were JASDAQ stocks and six were other smaller capitalization stocks, comprising 88.4%, 1.2%, 3.8%, and 6.0%, respectively, of net assets on August 31, 2009.

Performance

                 Stock attribution analysis shows that some holdings in the domestic demand related sectors, such as Jupiter Telecommunication Co., Ltd. in the Information and Communications sector, Moshi Moshi Hotline, Inc. in the Service sector, and Daibiru Corporation in the Real Estate sector detracted from the relative return. Stock holdings from other domestic consumption related sectors, such as restaurant/ food service companies Hiday Hidaka Corp. and Doutor Nichires Holdings, Co., Ltd. also had a negative impact on the relative performance. Meanwhile, some holdings in the Electrical Appliances sector, such as Taiyo Yuden Co., Ltd., Daishinku Corp. and Yaskawa Electric Corporation contributed to the relative performance. Stock holdings from other sectors, such as Hitachi Chemicals Company, Ltd. and Hitachi Metals, Ltd. also added value during the review period.

Market Review

The R/N Small Cap Index gained 35.6% in local currency terms for the six months ended August 31, 2009. The R/N Small Cap Index outperformed the broad Japanese stock market, measured by the TOPIX, which rose by 27.6%.

The Japanese small capitalization market moved almost in parallel with the broad Japanese market over the period from February to August 2009. Japanese stock prices resumed their decline from February to March and most stock indices in Japan ended this period lower. A sharp rebound from the market low in the middle of March failed to offset losses incurred earlier. Amid the weakening global economy, ailing financial institutions in Europe and the U.S. reminded investors of the dire conditions in the credit markets by announcing massive losses. Meanwhile, economic stimulus policies and measures to stabilize the financial system appeared to lag behind market participants’ expectations, which were seemingly heightened by the inauguration of President Obama and his administration in the United States. Quarterly earnings announcements revealed substantial losses from leading Japanese companies, which were larger than consensus estimates and further undermined market sentiment.

In the April-June quarter, the Japanese stock market produced a strong rebound. Industrial production levels for various industry categories have bounced back from their first quarter lows, and the excessively pessimistic outlook for the global economy appears to have improved. Fiscal year end earnings reporting brought surprisingly solid guidance from firms within the economic sensitive sectors, helping to dismiss some of the more cautious market estimates. In addition, the absence of any negative surprises from the stress tests on government fund recipients in the U.S. Financial sector appeared to soothe the mounting concerns about the health of the financial system. Expectations of massive fiscal spending in many of the major economies also seemed to support investor sentiment. International and domestic individual investors both remained net buyers of

Japanese stocks throughout the review period.

After a temporary lull, the stock market recovery resumed during July and August, and Japanese stock prices began to catch up with the robust performance of the global stock markets as the quarterly earnings reporting season for Japanese companies commenced later in the month. Towards the climax of the earnings reporting season for the April-June quarter, the significant recovery in profit margins from the last quarter seemed to make investors wary of a potential overshoot in first half results.

Outlook and Strategy

Japan's economy appears to have bottomed out during the April-June quarter, and on several measures the subsequent recovery has managed to surpass earlier expectations. Several factors have contributed to the turnaround - primarily the fiscal stimulus policies implemented by governments worldwide, followed by the resulting turnaround in external demand, and the inventory restocking process. These are all expected to continue exerting a positive influence on the economy. Analysis of corporate production forecasts also suggests the rebound in Japanese production activity could continue over the coming months. In August, the Fund therefore made an upward adjustment to its real GDP outlook for Japan for FY2009 from -3.2% to -2.5%. The projection for FY2010 is unchanged at +1.1%. While the positive effects may have been sustained for longer than expected, the Fund upholds its view that the economic growth momentum will start to wane after the governmental policy support has been scaled back. Governments worldwide will eventually face constraints limiting their ability to maintain such aggressive fiscal stimulus policies.

Earnings upgrades were widespread at the latest quarterly results announcements. Along with the solid production recovery, massive cost reduction efforts and declining material costs have lowered corporate break-even points, particularly within the manufacturing sectors.

An unprecedented electoral swing saw the Democratic Party of Japan (“DPJ”) win a majority in the House of Representatives election on August 30th. Nevertheless, the shift in political power may have a limited impact on overall economic growth. Benefits from DPJ policies such as the removal of highway tolls and new childcare allowances will be largely offset by cuts in public spending and tax deductions. However, the early stages of a change in administration could also result in some confusion over the implementation of new policies.

Since the sharp rebound during the April-June quarter, the stock market has failed to show any clear directional trend. Stock price volatility has been decreasing and the performance dispersion between sectors has narrowed. Under such an investment environment, bottom-up considerations are more crucial than the top-down strategy. Therefore, the Fund will continue to focus more on corporate fundamentals and explore the companies that have the potential to recover their previous peak earnings levels. The Fund will continue to pay close attention to relative valuations of stocks within each sector and select undervalued stocks with relatively steady earnings momentum.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara
Shigeru Shinohara President

BENCHMARK

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index. Currently, there are 1,092 securities in the Russell/Nomura Small CapTM Index.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available. (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which  includes the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2009

(Unaudited)

KEY STATISTICS
Net Assets	$190,278,636
Net Asset Value per Share	$8.96
Closing NYSE Market Price	$7.95
Percentage Change in Net Asset Value per Share*†	38.1%
Percentage Change in NYSE Market Price*†	37.3%
MARKET INDICES

Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	35.6%	43.2%
TOPIX	27.6%	34.4%
Nikkei Average	38.6%	46.0%
*From March 1, 2009 through August 31, 2009.
†Reflects the percentage change in share price.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	88.4%
JASDAQ Stocks	3.8%
TSE Second Section Stocks	1.2%
Other Smaller Capitalization Stocks .	6.0%
Cash and Cash Equivalents	0.5%
Total Investments	99.9%
Other Assets less Liabilities, Net	0.1%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION	% of Net Assets		% of Net Assets

Services	12.6	Transportation	4.7
Banks and Finance	10.7	Iron and Steel	4.0
Chemicals and Pharmaceuticals	10.3	Wholesale	3.4
Miscellaneous Manufacturing	9.6	Telecommunications	2.3
Electronics	8.8	Information and Software	2.0
Food Manufacturing	6.5	Restaurants	1.1
Retail	6.3	Electric	0.9
Machinery and Machine Tools	5.3	Textiles and Apparel	0.8
Real Estate and Warehouse	5.2	Oil and Gas	0.3
Automotive Equipment and Parts	4.7

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Security	Market Value	% of Net Assets

Fuyo General Lease Co., Ltd.	$4,006,291	2.1
Daicel Chemical Industries, Ltd.	3,683,464	1.9
The Musashino Bank, Ltd.	3,409,135	1.8
Daibiru Corporation	3,359,819	1.8
Hitachi High-Technologies Corporation	3,183,878	1.7
The San-in Godo Bank, Ltd. .	2,908,973	1.5
Adeka Corporation	2,907,837	1.5
Rohto Pharmaceutical Co., Ltd.	2,745,599	1.4
Mitsui Mining & Smelting Co., Ltd .	2,733,642	1.4
Nissay Dowa General Insurance Co., Ltd	2,640,310	1.4

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2009

(Unaudited)

EQUITY SECURITIES	Shares	Cost	Market Value	% of Net Assets

Automotive Equipment and Parts
Eagle Industry Co., Ltd.	183,000	$1,963,446	$1,021,157	0.5
Valves and mechanical seals
Exedy Corporation	74,600	892,679	1,591,167	0.8
Drivetrain products
Hino Motors, Ltd.	321,000	941,453	1,331,305	0.7
Diesel buses and trucks
Keihin Corporation	88,400	1,137,136	1,472,222	0.8
Automotive and machinery parts
Koito Manufacturing Co., Ltd.	105,000	870,502	1,396,908	0.7
Lighting equipment
Musashi Seimitsu Industry Co., Ltd.	53,600	573,454	975,228	0.5
Ball joints, camshafts, and gears
Nissin Kogyo Co., Ltd.	75,200	883,463	981,821	0.5
Brake systems
Nittan Valve Co., Ltd.	63,900	787,456	247,119	0.2
Engine valves
Total Automotive Equipment and Parts		8,049,589	9,016,927	4.7

Banks and Finance
The Aichi Bank, Ltd.	27,500	2,558,514	2,521,006	1.3
General banking services
The Bank of Iwate, Ltd.	29,000	1,682,057	1,702,575	0.9
General banking services
The Chiba Bank, Ltd.	265,000	1,409,509	1,672,843	0.9
General banking services
The Hachijuni Bank, Ltd.	268,000	1,648,133	1,541,657	0.8
General banking services
Iwai Securities Co., Ltd.	137,200	3,169,039	1,254,797	0.7
Financial services
Kabu.com Securities Co., Ltd.	432	580,064	539,825	0.2
Online brokerage
The Keiyo Bank, Ltd.	377,000	1,825,568	2,050,899	1.1
General banking services
Matsui Securities Co., Ltd.	50,300	443,252	467,075	0.2
Online brokerage
The Mie Bank, Ltd.	499,000	2,299,483	1,800,765	1.0
General banking services
Monex Group Inc.	1,270	553,822	538,344	0.3
Online brokerage
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
The Musashino Bank, Ltd. Regional bank	95,900	$3,521,527	$3,409,135	1.8
The San-in Godo Bank, Ltd. General banking services	314,000	2,742,460	2,908,973	1.5
Total Banks and Finance		22,433,428	20,407,894	10.7

Chemicals and Pharmaceuticals

Adeka Corporation Resin products	288,700	2,766,924	2,907,837	1.5
Daicel Chemical Industries, Ltd Organic/inorganic chemicals	568,000	2,568,910	3,683,464	1.9
Daiso Co., Ltd. Caustic soda	110,000	285,091	316,385	0.3
Hitachi Chemical Company, Ltd. Semiconductor materials	99,800	1,738,143	2,065,235	1.1
Koatsu Gas Kogyo Co., Ltd. High-pressured gases and chemicals	199,000	1,123,384	1,221,911	0.6
Kobayashi Pharmaceutical Co., Ltd. Pharmaceuticals and medical equipment	22,500	730,135	1,013,142	0.5
Lintec Corporation Adhesive products	96,100	1,548,244	2,019,725	1.1
Miraca Holdings Inc. Medical drugs and equipment	33,100	706,993	957,379	0.5
Mitsubishi Gas Chemical Company, Inc. Xylene and methanol producer	203,000	1,093,690	1,196,176	0.6
Nippon Shokubai Co., Ltd. Synthetic resins	156,000	1,140,593	1,477,152	0.8
Rohto Pharmaceuticals Co., Ltd. Pharmaceuticals manufacturer	214,000	2,427,766	2,745,599	1.4
Total Chemicals and Pharmaceuticals		16,129,873	19,604,005	10.3

Electric
Mirai Industry Co., Ltd. Plastic molded electric materials	182,400	1,263,500	1,727,131	0.9

Electronics
Daishinku Corp Monolithic crystal filters	434,000	2,403,351	1,804,632	1.0
Hamamatsu Photonics K.K. Semiconductors	62,100	1,712,839	1,327,895	0.7
Hitachi Cable, Ltd. Cable and electronic equipment	413,000	1,222,122	1,383,637	0.7
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

			Market Value	% of Net Assets
JVC Kenwood Holdings Ltd.† Home and mobile electronics	1,646,000	$1,265,177	$922,030	0.4

Kanaden Corporation Components and devices	26,000	159,757	156,286	0.1

Kuroda Electric Co., Ltd. Semiconductor devices	32,900	231,663	462,861	0.2

Minebea Co., Ltd. Ball bearings Ball bearings	233,000	1,245,987	1,084,305	0.6

Sanshin Electronics Co., Ltd Semiconductors	225,300	2,575,850	1,856,668	1.0

Shinko Electric Industries Co., Ltd. Semiconductor packages	80,600	709,348	1,507,289	0.8

Taiyo Yuden Co., Ltd. Electronic components	201,000	1,374,318	2,403,426	1.3

Tomen Devices Corporation Semiconductors	58,500	1,219,157	1,071,313	0.6

Toshiba Tec Corporation Electronic equipment	158,000	470,535	684,218	0.3

Yaskawa Electric Corporation Servomotors and industrial robots	286,000	1,807,713	2,070,365	1.1

Total Electronics		16,397,817	16,734,925	8.8
Food Manufacturing
Doutor Nichires Holdings Co., Ltd. Coffee and restaurant chain	124,000	2,117,658	1,874,092	1.0

Fuji Oil Co., Ltd. Palm oil and coconut oil	76,400	877,680	1,074,851	0.6

Hokuto Corporation Mushrooms	88,100	1,747,544	2,078,412	1.1

J-Oil Mills, Inc. Cooking oil	186,000	704,546	691,264	0.4

Meiji Holdings Co., Ltd.† Confectionery	11,500	440,852	470,753	0.3

Mitsui Sugar Co., Ltd. Sugar and related products	95,000	364,177	351,018	0.2

Morinaga Milk Industry Co., Ltd. Dairy products	154,000	591,512	673,532	0.4

Nichirei Corporation Frozen foods, ice, and meat products	365,000	1,454,902	1,415,491	0.7

Nippon Flour Mills Co., Ltd. Flour	309,000	1,417,943	1,591,102	0.8

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Oenon Holdings, Inc.. Rice wine and spirits	236,000	$559,161	$538,964	0.2
Q.P. Corporation Various food products	66,100	797,954	712,054	0.4
Warabeya Nichiyo Co., Ltd. Prepared boxed lunches	51,000	648,251	645,535	0.3
Yonekyu Corporation Processed meats	26,500	271,442	262,345	0.1
Total Food Manufacturing		11,993,622	12,379,413	6.5

Information and Software

Internet Initiative Japan Inc. Internet connection services	34	77,525	81,530	0.1
NSD Co., Ltd. Computer software development	49,200	483,222	523,111	0.3
Sato Corporation Automation recognition systems	64,300	589,726	840,894	0.4
Works Applications Co., Ltd. Payroll software	661	504,703	433,641	0.2
Yokogawa Electric Corporation IT solutions	200,500	1,362,347	1,727,890	0.9
Zappallas, Inc. Mobile phones internet content	130	245,780	247,453	0.1
Total Information and Softwar		3,263,303	3,854,519	2.0

Iron and Steel
Hanwa Co., Ltd. Steel imports/exports	375,000	1,549,304	1,482,549	0.8
Hitachi Metals, Ltd. Specialty steel and metal	167,000	892,313	1,705,440	0.9
Neturen Co., Ltd. Induction hardening equipment	255,200	2,438,494	1,976,611	1.0
Nisshin Steel Co., Ltd. Hot/cold rolled steel	346,000	737,001	704,449	0.4
Osaka Steel Co., Ltd. Electric furnace steelmaker	42,100	611,855	753,746	0.4
Yamato Kogyo Co., Ltd Railroad related products	30,000	1,088,275	898,416	0.5
Total Iron and Steel		7,317,242	7,521,211	4.0

Machinery and Machine Tools Kato Works Co., Ltd.	321,000	1,236,912	781,493	0.4
Construction and industrial machinery
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

			Market Value	% of Net Assets
Mimasu Semiconductor Industry Co., Ltd.	156,800	$1,718,836	$2,168,816	1.1
Silicon and gallium
Misumi Group Inc. .	59,600	734,819	1,107,508	0.6
Precision machinery parts
Modec, Inc.	76,300	1,357,370	1,498,383	0.8
Extraction machinery for marine use
NS Tool Co., Ltd.	6,700	359,556	151,567	0.1
Industrial cutting tools
O-M Ltd.	276,000	1,384,822	1,043,585	0.6
Automatic packaging equipment
Taiho Kogyo Co., Ltd.	173,600	2,034,521	1,327,760	0.7
Metal forgings
Trusco Nakayama Corporation	40,400	560,591	679,354	0.4
Industrial machinery
Tsubakimoto Chain Co.	105,000	326,957	458,095	0.2
Power transmission equipment
Yuken Kogyo Co., Ltd.	483,000	1,758,317	822,083	0.4
Hydraulic equipment
Total Machinery and Machine Tools		11,472,701	10,038,644	5.3
Miscellaneous Manufacturing
Fujimi Incorporated	37,900	712,545	589,546	0.3
Silicon wafer polishing materials
Furuno Electric Co., Ltd.	170,100	2,218,524	963,833	0.5
Marine equipment
Hokuetsu Paper Mills, Ltd.	141,500	839,439	769,767	0.4
Paper and pulp
Horiba, Ltd.	44,300	1,013,195	1,006,927	0.5
Measuring instruments and analyzers
Japan Digital Laboratory Co., Ltd.	80,600	1,002,776	1,123,520	0.6
Computers for accounting and financial use
Kansai Paint Co., Ltd.	272,000	1,503,923	2,221,006	1.2
Paint
Kitz Corporation	126,000	381,453	574,146	0.3
Industrial valves
Mani, Inc.	9,500	585,503	644,727	0.3
Medical goods and equipment
Mitsui Mining & Smelting Co., Ltd .	954,000	2,216,731	2,733,642	1.4
Non-ferrous metals
Nihon Kohden Corporation	67,700	883,487	1,112,167	0.6
Medical equipment
See notes to financial statements

JAPAN SMALLER CAPI TALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

	Shares		Market Value	% of Net Assets
Nippon Paper Group, Inc. Paper and pulp	13,300	$376,264	$391,851	0.3
Nitta Corporation Processed rubber products	57,200	837,214	916,260	0.5
Rengo Co., Ltd. Corrugated and paperboard containers	46,000	285,741	287,407	0.2
Tokai Rubber Industries, Ltd. Rubber and plastic products	151,400	2,377,694	1,875,579	1.0
Toyo Tanso Co., Ltd. Carbon and graphite	7,500	541,568	423,355	0.2
The Yokohama Rubber Company Limited Rubber products	488,000	2,078,521	2,549,607	1.3
Total Miscellaneous Manufacturin		17,854,578	18,183,340	9.6

Oil and Gas
Tokai Carbon Co., Ltd. Industrial products	110,000	437,278	566,412	0.3

Real Estate and Warehouse
Daibiru Corporation Leases office buildings, apartments and hotels	371,300	3,666,539	3,359,819	1.8
Goldcrest Co., Ltd. Real estate management services	27,260	756,557	800,210	0.4
The Sankei Building Co., Ltd. Leases office buildings and store spaces	61,200	377,895	475,993 5	0.3
Sekisui Chemical Co., Ltd. Prefabricated residential housing	296,000	1,946,381	1,894,043	1.0
Shoei Company, Limited Real estate operator	52,600	435,014	424,970	0.1
Sumitomo Real Estate Sales Co., Ltd. Brokerage services	33,740	1,277,273	1,457,475	0.8
TOC Co., Ltd.. Commercial building leasing	304,500	1,158,966	1,462,965	0.8
Total Real Estate and Warehouse		9,618,625	9,875,47	5.2

Restaurants
Hiday Hidaka Corp. Chinese restaurant chain	178,800	1,637,153	2,141,825	1.1

Retail
Askul Corporation Office equipment	18,500	356,238	369,681	0.2
Canon Marketing Japan Inc. Canon products distributor	138,800	1,980,774	2,339,998	1.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Cawachi Limited	20,700	$516,355	$445,977	0.2
Drug store chain
Felissimo Corporation	79,100	1,830,600	1,463,048	0.8
Catalog shopping
Fields Corporation	268	416,173	402,159	0.2
Pinball machines
Ministop Co., Ltd.	43,500	667,525	712,270	0.4
Convenience stores
Nitori Co., Ltd.	12,850	699,821	996,661	0.5
Furniture store chain
Otsuka Kagu, Ltd.	53,800	407,012	537,826	0.3
Furniture and interior dècor
Shimachu Co., Ltd.	103,200	2,432,871	2,440,203	1.3
Furniture store chain
Xebio Co., Ltd.	76,500	1,492,424	1,668,776	0.9
Sporting goods
Yaoko Co., Ltd.	18,200	498,190	592,093	0.3
Supermarkets
Total Retail		11,297,983	11,968,692	6.3
Services
Asahi Net, Inc.	213,000	688,147	647,054	0.3
Internet access
EPS Co., Ltd.	185	775,635	763,277	0.4
Clinical testing
Fuyo General Lease Co., Ltd.	178,800	4,034,178	4,006,291	2.1
Machinery leasing
GMO Internet, Inc.	235,700	1,085,568	1,033,393	0.5
Server rental and internet domain name registration
Kyoritsu Maintenance Co., Ltd.	63,500	1,148,978	1,053,431	0.6
Student dormitories
Moshi Moshi Hotline, Inc.	129,150	3,000,375	2,518,168	1.3
Marketing
NEC Networks & System Integration Corporation	159,600	1,976,991	2,195,510	1.2
Communication systems
Nippo Corporation	117,000	840,528	1,014,597	0.5
Heavy construction
Nissay Dowa General Insurance Co., Ltd.	516,000	2,479,683	2,640,310	1.4
Automobile, fire, accident, and marine insurance
OBIC Co., Ltd.	8,580	1,383,327	1,405,815	0.7
Computer system integration
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

		Cost	Market Value	% of Net Assets
Rakuten, Inc.	4,347	$2,473,449	$2,631,707	1.4
Manages consumer websites
Ricoh Leasing Company, Ltd.	29,300	551,088	637,574	0.3
Office automation equipment leasing
So-Net Entertainment Corporation	170	384,296	340,256	0.3
Internet service provider
Taihei Dengyo Kaisha, Ltd.	142,000	1,140,151	1,678,057	0.9
Chemical plant engineering
Yahoo Japan Corporation	4,130	1,567,623	1,408,106	0.7
Internet
Total Services		23,530,017	23,973,546	12.6
Telecommunications
Daimei Telecom Engineering Corp.	143,100	1,379,023	1,402,790	0.7
Wire installations and related works
Hitachi Kokusai Electric Inc.	84,000	496,617	608,079	0.4
Wireless communication equipment
MTI Ltd.	411	732,934	961,199	0.5
Cellular services
Toei Company, Ltd.	243,000	1,162,123	1,384,757	0.7
Movies, tv programs, and video software
Total Telecommunications		3,770,697	4,356,825	2.3
Textiles and Apparel
Workman Co., Ltd.	118,300	1,467,334	1,503,760	0.7
Uniforms
Transportation
Alps Logistics Co., Ltd.	106,900	1,170,521	1,022,592	0.4
Trucking
Iino Kaiun Kaisha, Ltd.	200,600	1,431,905	1,043,734	0.6
Oil tankers
Kintetsu World Express Inc.	91,200	1,955,542	2,092,599	1.1
Distribution services
Nippon Express Co., Ltd.	274,000	1,062,506	1,227,879	0.7
Freight
Seino Holding Co., Ltd.	181,000	984,978	1,616,385	0.9
Comprehensive services
Senko Co., Ltd.	480,000	1,677,744	1,897,662	1.0
Trucking and warehousing
Total Transportation		8,283,196	8,900,851	4.7
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2009

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Hitachi High-Technologies Corporation	157,800	3,101,922	3,183,878	1.7
Electronic components
Kondotec, Inc.	152,700	1,368,770	1,052,763	0.6
Construction materials
Nagase & Company, Ltd.	113,000	1,434,593	1,352,397	0.7
Dyestuff
Ryoden Trading Company, Ltd.	121,000	912,400	782,075	0.4
Electronic components
Total Wholesale		6,817,685	6,371,113	3.4
TOTAL INVESTMENTS IN EQUITY SECURITIES		$183,035,621	$189,126,508	99.4
INVESTMENTS IN FOREIGN CURRENCY Hong Kong Shanghai Bank-Tokyo	Principal Amount
Non-interest bearing account	JPY 97,724,113	$1,049,595	$1,052,721	0.5
TOTAL INVESTMENTS IN FOREIGN CURRENCY		1,049,595	1,052,721	0.5
TOTAL INVESTMENTS		$184,085,216	$190,179,229	99.9
OTHER ASSETS LESS LIABILITIES, NET			99,407	0.1
NET ASSETS			$190,278,636	100.0

† Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2009.

Japanese Yen JPY ¥ 92.830 = $1.00

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF ASSETS AND LIABILITIES

AUGUST 31, 2009

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$183,035,621)	$189,126,508
Investments in foreign currency, at market value (cost—$1,049,595)	1,052,721
Cash and cash equivalents	333,302
Receivable for dividends and interest, net of withholding taxes	95,722
Prepaid expenses	27,386
Total Assets	190,635,639
LIABILITIES:
Payable for investments purchased	32,349
Accrued management fees	157,473
Other accrued expenses	167,181
Total Liabilities	357,003
NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	236,536,143
Accumulated net realized loss on investments and foreign currency transactions	(54,737,350)
Unrealized net appreciation on investments and foreign exchange	6,095,542
Accumulated net investment income	260,084
Net Assets	$190,278,636
Net asset value per share	$8.96
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2009

(Unaudited)

INCOME:
Dividend income (less $117,223 withholding taxes)	$1,596,288
Interest income	59
Total Income		$1,596,347
EXPENSES:
Management fees	807,148
Custodian fees	112,200
Legal fees	69,000
Directors’ fees and expenses	55,568
Auditing and tax reporting fees	50,080
Shareholder reports	40,760
Annual meeting expenses	16,192
Registration fees	12,880
Transfer agency fees	4,624
Miscellaneous	3,544
Insurance	760
Total Expenses		1,172,756
INVESTMENT INCOME—NET		423,591
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(8,927,253)
Net realized gain on foreign exchange		68,806
Net realized loss on investments and foreign exchange		(8,858,447)
Change in net unrealized appreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency		2,860,235
Change in net unrealized appreciation on investments		57,993,755
Net realized and unrealized gain on investments and foreign exchange		51,995,543
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$52,419,134
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2009 (Unaudited)	For the Year Ended February 28, 2009
FROM INVESTMENT ACTIVITIES:
Net investment income	$ 423,591	$ 921,648
Net realized loss on investments	(8,927,253)	(31,999,764)
Net realized gain on foreign exchange	68,806	176,441
Change in net unrealized appreciation (depreciation) on investments
and foreign exchange	60,853,990	(29,741,461)
Decrease in net assets derived from investment activities and
net increase (decrease) in net assets	52,419,134	(60,643,136)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $0.114 per share, respectively)	0	(2,421,607)
Decrease in net assets	0	(2,421,607)
NET ASSETS:
Beginning of period	137,859,502	200,924,245
End of period (Including undistributed/(overdistributed) net investment
income of $260,084 and ($163,507), respectively)	$190,278,636	$137,859,502
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2009 (Unaudited)

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 (b) Foreign Currency Transactions—Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

 The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2009 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

 (c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in—first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

At February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other
loss deferrals	($45,782,433)
Unrealized depreciation on investments	($55,279,045)
Undistributed ordinary income	$260,620
Total accumulated deficit	($100,800,858)

The tax character of distributions paid during the fiscal years ended February 28, 2009 and February 29, 2008 were as follows:

	February-09	February-08
Ordinary Income	$2,421,607	$74,318
Capital Gains	$0	$0

In accordance with U.S. Treasury regulations, the Fund has elected to defer $8,955,608 of net realized capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on March 1, 2009. The Fund has a capital loss carryforward as of February 28, 2009 of approximately $36,826,825 of which $8,728,309 expires on February 28, 2016 and $28,098,516 expires on February 28, 2017.

(e) Capital Account Reclassification — For the year ended February 28, 2009, the Fund’s accumulated net investment loss was decreased by $1,336,452, the accumulated net realized loss was increased by $1,336,452.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

These differences were primarily due to the result of the reclassification of foreign currency gains and the tax treatment of passive foreign investment companies.

 (f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

 (g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

 (h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund’s average weekly net assets in excess of $425 million. Under the Management Agreement, the Fund accrued fees to the Manager of $807,148 for the six months ended August 31, 2009. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $391,893 for the six months ended August 31, 2009. At August 31, 2009, the fee payable to the Manager, by the Fund, was $157,473.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) earned no commissions on the execution of portfolio security transactions for the six months ended August 31, 2009. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings. Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as lead Director, is paid an additional annual fee of $5,000. Such fees and expenses for unaffiliated Directors aggregated $55,568 for the six months ended August 31, 2009.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2009 were $61,716,379 and $61,892,615, respectively.

As of August 31, 2009, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $6,090,887 of which $21,429,090 related to appreciated securities and $15,338,203 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $1,049,595, at August 31, 2009 for Federal income tax purposes was $183,035,621.

4. Rights Offering

The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

5. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31,  2009.

Level	Investments in Securities	Other Financial Instruments
Level 1	$189,126,508 -0	$1,052,721
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$189,126,508	$1,052,721

During the six months ended August 31, 2009, the Fund did not hold any instrument which used significant unobservable inputs (level 3) in determining fair value.

6. Accounting Pronouncements

The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). This interpretation prescribes a minimum threshold for financial statement recognition of the benefits of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on the Fund’s understand

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS—Continued (Unaudited)

ing of the tax rules and rates that exist in foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Miscellaneous” expenses on the Statement of Operations. Management has evaluated the application of FIN 48 to the Fund and has determined that there is no impact resulting from the adoption of this interpretation on the Fund's financial statements.
In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. The Fund did not have any derivative instruments for the six months ending August 31, 2009 and as such, no additional disclosures have been made.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

For the Six Months Ended August 31, 2009 (Unaudited)	For the Year Ended
February 29,	February 28,	February 28,	Februarty 28,
		2008	2009	2007	2006	2005
Net asset value, beginning of period	$6.49	$9.46	$11.80	$15.24	$11.59	$9.40
Net investment income (loss)@	0.02	0.04	(0.01)	(0.03)	(0.05)	(0.06)
Net realized and unrealized gain (loss)
on investments and foreign currency	2.45	(2.90)	(2.33)	(1.75)	4.14	2.25
Total from investment operations	2.47	(2.86)	(2.34)	(1.78)	4.09	2.19
Distributions from net investment income	—	(0.11)	—	—	—	—
Distributions from net capital gains	—	—	—	(1.66)	—	—
Fund Share Transactions
Dilutive effect of Rights Offering*	—	—	—	—	(0.22)	—
Offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.22)	—
Total Fund share transactions	—	—	—	—	(0.44)	—
Net asset value, end of period	$8.96	$6.49	$9.46	$11.80	$15.24	$11.59
Market value, end of period	$7.95	$5.79	$8.97	$12.98	$15.75	$12.20
Total investment return†	37.3%	(34.4%)	(30.9%)	(6.4%)	29.1%	13.1%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$190,279	$137,860	$200,924	$250,604	$322,025	$183,717
Operating expense	$1.43%**	1.42%	1.31%	1.32%	1.32%	1.54%
Net investment income (loss)	0.52% **	0.52%	(0.08%)	(0.19%)	(0.37%)	(0.57%)
Portfolio turnover	38%	76%	51%	86%	81%	86%

@ Based on average shares outstanding.
†Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*Decrease is due to the Rights Offering. (See Note 4).
**Annualized.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 19, 2009. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on July 23, 2009, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and (iii) the profitability of the Agreements to the Manager and the Investment Adviser. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 19, 2009, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.

lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks. In connection with their presentation, the Manager and the Investment Adviser noted that the Fund outperformed its performance benchmark for the period since the Fund’s inception but underperformed

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements—Continued

the benchmark for the most recent one-year and certain longer time periods. The information regarding comparative performance furnished to the Board indicated that the Fund’s performance ranked third of four funds (including the Fund) with similar investment objectives for the most recent one-year period and second of three funds (including the Fund) with similar investment objectives for the most recent three-year and five-year periods. The Manager provided the Board with its analysis of the Fund’s underperformance of its benchmark and its recent relative performance, including the impact of market conditions and stock selection.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies. The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses to the Fund.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million. The Fund had net assets of approximately $184 million at August 19, 2009 (the date the Agreements were most recently considered).

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2010.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER

Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

JAPAN

Smaller Capitalization

Fund, Inc.

SEMI-ANNUAL REPORT
AUGUST 31, 2009

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report,

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report,

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of  8/31/09 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date:  October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  October 30, 2009